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                                                                   EXHIBIT 25.1
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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                 ----------

                                  FORM T-1

 STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT OF
                 1939 OF A CORPORATION DESIGNATED TO ACT AS
                                   TRUSTEE

            CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
               TRUSTEE PURSUANT TO SECTION 305(b)(2)_________

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                       U.S. TRUST COMPANY OF TEXAS, N.A.
              (Exact name of trustee as specified in its charter)

                                                          75-2353745
        (State of incorporation                        (I.R.S. employer
        if not a national bank)                      identification No.)

      2001 Ross Avenue, Suite 2700                        75201-2936
             Dallas, Texas                                (Zip Code)
         (Address of trustee's
      principal executive offices)

                               Compliance Officer
                       U.S. Trust Company of Texas, N.A.
                          2001 Ross Avenue, Suite 2700
                           Dallas, Texas  75201-2936
                                 (214) 754-1200
           (Name, address and telephone number of agent for service)

                                 ----------

                 Chancellor Media Corporation of Los Angeles
             (Exact name of obligor as specified in its charter)

                      Delaware                                75-2451687
          (State or other jurisdiction of                  (I.R.S. employer
           incorporation or organization)                identification No.)

          433 East Las Colinas Boulevard
                     Suite 1130
                Irving, Texas 75039                             75243
      (Address of principal executive offices)                (Zip Code)

                                 ----------

                   8 3/4% Senior Subordinated Notes due 2007
                      (Title of the indenture securities)

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                                    GENERAL

1.       General Information.

         Furnish the following information as to the Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                          Federal Reserve Bank of Dallas (11th District),
                                  Dallas, Texas (Board of Governors of the
                                  Federal Reserve System)
                          Federal Deposit Insurance Corporation, Dallas, Texas The Office of the Comptroller of the Currency,
                                  Dallas, Texas

         (b)     Whether it is authorized to exercise corporate trust powers.

                          The Trustee is authorized to exercise corporate trust
                                  powers.

2.       Affiliations with Obligor and Underwriters.

         If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

         None.

3.       Voting Securities of the Trustee.

         Furnish the following information as to each class of voting securities of the Trustee:

                                                 As of September 15, 1997
------------------------------------------------------------------------------------------------------------
                      Col A.                                                        Col B.
------------------------------------------------------------------------------------------------------------
                   Title of Class                                             Amount Outstanding
------------------------------------------------------------------------------------------------------------
      Capital Stock - par value $100 per share                                   5,000 shares

4.       Trusteeships under Other Indentures.

         9 3/8% Senior Subordinated Notes due 2004
         12 1/4% Subordinated Exchange Debentures due 2004
         12% Exchange Debentures due 2009

5. Interlocking Directorates and Similar Relationships with the Obligor or Underwriters.

         Not Applicable
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6.       Voting Securities of the Trustee Owned by the Obligor or its
         Officials.

         Not Applicable

7.       Voting Securities of the Trustee Owned by Underwriters or their
         Officials.

         Not Applicable

8.       Securities of the Obligor Owned or Held by the Trustee.

         Not Applicable

9.       Securities of Underwriters Owned or Held by the Trustee.

         Not Applicable

10. Ownership or Holdings by the Trustee of Voting Securities of Certain Affiliates or Security Holders of the Obligor.

         Not Applicable

11. Ownership or Holdings by the Trustee of any Securities of a Person Owning 50 Percent or More of the Voting Securities of the Obligor.

         Not Applicable

12.      Indebtedness of the Obligor to the Trustee.

         Not Applicable

13.      Defaults by the Obligor.

         Not Applicable

14.      Affiliations with the Underwriters.

         Not Applicable

15.      Foreign Trustee.

         Not Applicable

16.      List of Exhibits.

         T-1.1   -  A copy of the Articles of Association of U.S. Trust Company of Texas, N.A.; incorporated herein by reference to Exhibit
                    T-1.1 filed with Form T-1 Statement, Registration No.
                    22-21897.
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16.      (con't.)

         T-1.2   -  A copy of the certificate of authority of the Trustee to commence business; incorporated herein by reference to Exhibit T-1.2 filed with Form T-1 Statement, Registration
                    No.  22-21897.

         T-1.3   -  A copy of the authorization of the Trustee to exercise
                    corporate trust powers; incorporated herein by reference to Exhibit T-1.3 filed with Form T-1 Statement, Registration
                    No. 22-21897.

         T-1.4   -  A copy of the By-laws of the U.S. Trust Company of Texas,
                    N.A., as amended to date; incorporated herein by reference to Exhibit T-1.4 filed with Form T-1 Statement,
                    Registration No. 22-21897.

         T-1.6   -  The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939.

         T-1.7   -  A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.


                                      NOTE

As of September 15, 1997, the Trustee had 5,000 shares of Capital Stock outstanding, all of which are owned by U.S. T.L.P.O. Corp. As of September 15, 1997, U.S. T.L.P.O. Corp. had 35 shares of Capital Stock outstanding, all of which are owned by U.S. Trust Corporation. U.S. Trust Corporation had outstanding 19,185,828 shares of $1 par value Common Stock as of September, 1997.

The term "Trustee" in Items 2, 5, 6, 7, 8, 9, 10 and 11 refers to each of U.S Trust Company of Texas, N.A., U.S. T.L.P.O. Corp. and U.S. Trust Corporation.

Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all the facts on which to base responsive answers to Items 2, 5, 6, 7, 9, 10 and 11, the answers to said Items are based upon incomplete information. Items 2, 5, 6, 7, 9, 10 and 11 may, however, be considered correct unless amended by an amendment to this Form T-1.

In answering any items in this Statement of Eligibility and Qualification which relates to matters peculiarly within the knowledge of the obligors or their directors or officers, or an underwriter for the obligors, the Trustee has relied upon information furnished to it by the obligors and will rely on information to be furnished by the obligors or such underwriter, and the Trustee disclaims responsibility for the accuracy or completeness of such information.


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SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, U.S Trust Company of Texas, N.A., a national banking association organized under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas, and State of Texas on the 15th day of September 1997.

                                            U.S. Trust Company of Texas, N.A.,
                                            Trustee



                                            By:  /s/ BILL BARBER
                                                 ------------------------------
                                                    Bill Barber
                                                    Vice President
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                                                                   Exhibit T-1.6



CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 as amended in connection with the proposed issue of Chancellor Radio Broadcasting Company 8 3/4% Senior Subordinated Notes due 2007, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore.

                                            U.S. Trust Company of Texas, N.A.



                                            By:   /s/  BILL BARBER
                                                 ------------------------------
                                                    Bill Barber
                                                    Vice President